ENERGYNORTH, INC.
                   1998 STOCK OPTION PLAN


1.        Purposes

     The purposes of the 1998 Stock Option Plan (the "Plan") are to encourage eligible officers, directors, and employees of EnergyNorth, Inc. (the "Company") and its Subsidiaries to increase their efforts to make the Company and each Subsidiary more successful, to provide an additional inducement for such individuals to remain with the Company or a Subsidiary, to reward such individuals by providing the opportunity to acquire the Common Stock, $1.00 par value, of the Company (the "Common Stock") on favorable terms, and to provide a means through which the Company may attract able persons to enter the employ of the Company or its Subsidiaries.

2.   Administration

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), so long as it is comprised of two or more non-employee Directors, provided that no option shall be granted without the approval of the Board of Directors.

     The Committee shall interpret the Plan and prescribe such rules, regulations, and procedures in connection with the Plan as it shall deem to be necessary or advisable for the administration of the Plan consistent with the purposes of the Plan. The Committee shall keep records of actions taken at its meetings.

3.  Eligibility

     Officers, and directors, of the Company or any Subsidiary and those employees ("Key Employees") of the Company or any Subsidiary who share the primary responsibility for the management, growth, or protection of the business of the Company or any Subsidiary shall be eligible to receive stock options as described herein. Only Key Employees shall be eligible to receive incentive stock options.

     Subject to the provisions of the Plan and the approval of the Board of Directors, the Committee shall have authority to grant stock options as described herein and, in its discretion, to determine the individuals to whom stock options shall be granted (an "Optionee") and the number of shares to be covered by each stock option. In determining the eligibility of any individual, as well as in determining the number of shares covered by each stock option, the Committee shall consider the position and the responsibilities of the individual being considered, the nature and value to the Company or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a Subsidiary, and such other factors as the Committee may deem relevant.

4.   Shares Available for Stock Options

     The aggregate number of shares of the Common Stock which may be issued or delivered under the Plan is 200,000 shares, subject to adjustment and acceleration as set forth in Section 7. If any stock option granted under the Plan is canceled in full or expires before exercise, the shares subject to such stock option shall again be available for the purposes of the Plan.

5.   Grant of Stock Options

     The Committee shall have the authority, in its discretion, to grant "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as the same may from time to time be

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amended, (the "Code") and to grant "nonstatutory stock
options" (stock options which do not qualify under Section 422 of the Code). The aggregate fair market value, determined as of the date of grant and as set forth in Section 6.G., of all shares issuable upon exercise of all incentive stock options which become exercisable by a Key Employee for the first time during any calendar year under all plans of the corporation employing such Key Employee, any parent or subsidiary corporations of such corporation and any predecessor corporation of any such corporation, shall not exceed $100,000.

6.   Terms and Conditions of Stock Options

     Stock options granted under the Plan shall be subject to the following terms and conditions and such other terms and conditions as the Committee shall deem advisable:

     A. Purchase Price. The purchase price at which each stock option may be exercised (the "option price") shall be such price (either greater than, the same as, or less than the fair market value per share of the Common Stock on the date of grant) as the Committee, in its discretion, shall determine but (i) in the case of incentive stock options, shall not be less than one hundred percent (100%) of the fair market value per share of the shares of Common Stock covered by the stock option on the date of grant and (ii) in the case of incentive stock options granted to a Key Employee who together with the members of his immediate family owns, or may be deemed to own, beneficially, more than 10% of the outstanding voting securities of the Company (as the terms "immediate family" and "beneficial ownership" are defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such other terms and conditions as the Committee shall deem advisable (such a Key Employee is referred to as a "Principal Shareholder"), shall not be less than one hundred and ten percent (110%) of the fair market value per share of the shares of Common Stock covered by the stock option on the date of grant. In exercising its discretion, the Committee shall take into account the nature and value to the Company of the recipient's service, and such other factors as the Committee may deem relevant. For purposes of this Section 6.A., fair market value shall be determined as set forth in Section 6.G.

     B. Payment. The option price is to be paid in full in cash upon the exercise of a stock option; provided, however, that in lieu of cash an individual may, if authorized by the Committee, exercise a stock option by tendering to the Company shares of Common Stock owned by the individual and having a fair market value on the date of exercise, determined as set forth in Section 6(G), equal to the option price. The provisions of this Section 6.B. shall not preclude the payment of the option price of a stock option by any other legally permissible method specifically approved by the Committee. No shares shall be issued or delivered upon exercise of a stock option until payment of the option price in full has been made. When payment of the option price in full has been made, the Optionee shall be considered for all purposes to be the owner of the shares with respect to which payment has been made.

     C. Restrictions on Exercise. No incentive stock option or nonstatutory stock option shall be exercisable after the expiration of ten years from the date of grant or, in the case of an incentive stock option or nonstatutory stock option granted to a Principal Shareholder, five years from the date of grant. Except as provided in this Section 6.C. and in Section 6.E., stock options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined by the Committee.

     D. Transfer. No stock option shall be transferable other than by will by the laws of descent and distribution, and each stock option shall be exercisable during the lifetime of an Optionee only by the Optionee.

     E. Retirement, Termination, Disability, Death. If a Key Employee Retires (as defined below) or if the employment of a Key Employee who is disabled within the meaning of Section 422(c)(6) of the Code ("Disabled Optionee") is voluntarily terminated with the consent of the Company or a Subsidiary, any then outstanding stock option held by such Key Employee shall become immediately exercisable by such Key Employee at any time prior to the stock option expiration date or within three years after the

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date of termination of employment, whichever is the
shorter period. "Retires" shall mean retirement on or after date of Normal Retirement, or on any earlier date such that the employee's benefits are not reduced, under the Company's retirement plan. Whether termination of employment is a voluntary termination with consent and whether a Key Employee is disabled within the meaning of Section 422(c)(6) of the Code shall be determined in each case by the Committee, and any such determination by the Committee shall be final and binding.

     If the service of an Optionee who is a director is terminated because such Optionee cannot at his or her age stand for re-election to the Committee, any then outstanding stock option held by such Optionee shall continue to be exercisable and shall expire in accordance with its terms.

     Following the death of an Optionee, any outstanding stock option held by any such recipient at the time of death shall be exercisable in full (whether or not so exercisable on the date of the recipient's death, but subject to such other restrictions on the exercise of incentive stock options as are set forth in
Section 6(C)) by the person or persons entitled to do so under the recipient's will, or, if the recipient shall fail to make testamentary disposition of such stock option or shall die intestate, by the recipient's legal representative, in either case at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

     In the event of termination of the employment of an employee or the service of any other Optionee for any reason other than as set forth in this Section 6.E., the rights of such Optionee under any then outstanding stock option shall terminate at the date of such termination of employment except as otherwise provided in the stock option agreement entered in accordance with
Section 6.F.

     F. Stock Option Agreement. Each stock option shall be confirmed by a stock option agreement which shall be executed by the Chairman of the Committee or the President on behalf of the Company and by the person to whom such stock option is granted.

     G. Valuation. The fair market value of the Common Stock shall be the average of the closing price of the Common Stock, as reported on the New York Stock Exchange, during the ten trading days immediately preceding the date of grant.


7.   Adjustment and Acceleration of Shares

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any outstanding stock option and the number of shares which may be issued or delivered under the Plan but are not then subject to an outstanding stock option shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued or delivered under the Plan but are not then subject to an outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable; or, alternatively the Committee, or the governing body of any successor entity, shall make an appropriate and equitable adjustment in the number and kind of option shares as to which the option is then unexercised in order that, after such event, the option shares as to which the option is then unexercised shall represent the same potential

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ownership interest in the company (or that part of a successor entity which consists of the company) immediately after such event as they represent immediately before such event.

     Each outstanding stock option shall become immediately and fully exercisable for a period of six months following the date of the following occurrences: (i) if any person (including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) becomes directly or indirectly the beneficial owner of 20% or more of the Common Stock; (ii) as a result of or in connection with any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company just prior to such event cease to constitute a majority of the Company's Committee of Directors; or (iii) the stockholders of the Company approve an agreement providing for a transaction in which the Company will cease to be an independent publicly-owned corporation or a sale or other disposition of all or substantially all of the assets of the Company occurs.

     In case of any adjustment or acceleration as provided for in this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or acceleration shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares.

     All references in this Plan to shares shall, where the context so requires, be deemed to be references to such shares as adjusted pursuant to this Section 7. If any such adjustment to the number of shares subject to the grant of stock options requires the approval of stockholders in order to enable the Company to issue incentive stock options then no such adjustment shall be made without the approval of the stockholders. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any adjustment or acceleration is to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension, or renewal of such stock option within the meaning of Section 424(h) of the Code, the Committee of Directors may elect not to make such adjustment or acceleration but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee of Directors in its sole discretion shall deem equitable and which will not result in any disqualification, modification, extension, or renewal (within the meaning of Section 424(h) of the Code) of such stock option.

8.   Effect of the Plan on the Rights of Directors or Employees

     Neither the adoption of the Plan nor any action of the Committee or the Board of Directors pursuant to the Plan shall be deemed to give any person any right to be granted a stock option under the Plan, and nothing in the Plan or in any stock option agreement shall confer upon any person any right to continue to serve the Company or any Subsidiary as an employee, officer, director, consultant, or otherwise, or interfere in any way with the rights of the Company or any Subsidiary to terminate the service or employment of any person at any time.

9.   Amendment

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board of Directors; provided always that no such revocation or termination shall terminate any outstanding stock option previously granted under the Plan; and provided further that no such alteration or amendment of the Plan shall, without prior shareholder approval, (i) increase the total number of shares which may be issued or delivered under the Plan,
(ii) make any changes in the class of eligible officers, directors, or employees, or (iii) extend the periods set forth in the Plan during which stock options may be granted. No alteration, amendment, revocation, or termination of the Plan shall, without the written consent of the holder of a stock option previously granted under the Plan, adversely affect the rights of such holder with respect to such stock option.

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10.  Effective Date and Duration of Plan

     The date of adoption of the Plan shall be November 19, 1998 provided that the Plan is ratified and approved by shareholders of the Company at a meeting of such holders held on or prior to November 18, 1999. No stock option granted under the Plan may be exercised until after such ratification and approval. No stock option may be granted under the Plan subsequent to November 18, 2008.